EXHIBIT 10.3

EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (“Agreement”), dated as of April 5, 2002, by and among Madison River Telephone Company, LLC (“MRTC”), Coastal Communications, Inc. (“CCI”), Daniel M. Bryant (“D. Bryant”), G. Allan Bryant (“G Bryant”) and The Michael E. Bryant Life Trust (the “Trust,” and together with D. Bryant and G. Bryant, the “Bryant Shareholders”).

WHEREAS, the Bryant Shareholders are presently the beneficial owners of all of the Series A Stock and Series B Stock of CCI;

WHEREAS, the parties hereto desire to effect the transactions contemplated hereby upon the terms set forth herein;

NOW THEREFORE, in consideration of the premises, the mutual promises of the parties hereto and the mutual benefits to be gained by the performance thereof, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, MRTC, for its successors and permitted assigns, and the Bryant Shareholders, for themselves, their heirs, personal representatives and permitted assigns, hereby agree as follows:

Section 1. MRTC’s Representations and Warranties. MRTC represents and warrants to each of the Bryant Shareholders as follows:

(a) Authority. MRTC has the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

(b) Enforceability. This Agreement has been duly executed and delivered by MRTC, and, assuming due and legal, valid authorization, execution and delivery hereof by each of the Bryant Shareholders, constitutes a legal, valid and binding obligation of MRTC, enforceable against MRTC in accordance with its terms.

(c) Madison River LTD Funding Corp. Consent. Pursuant to Section 3.01 of that certain Shareholders Agreement (the “Shareholders Agreement”), dated as of March 30, 2000, by and among the Bryant Shareholders, CCI and Madison River LTD Funding Corp. (“MR Funding”), MR Funding has consented to the transfers of Series A Stock and Series B Stock of CCI by the Bryant Shareholders as contemplated by this Agreement. MR Funding has also waived the rights, if any, granted to MR Funding pursuant to Section 4.01 of the Shareholders Agreement as such rights would apply to the transactions contemplated by this Agreement, but for the application of such waiver.

Section 2. D. Bryant’s Representations and Warranties. D. Bryant represents and warrants to MRTC as follows:

(a) Authority. Assuming the accuracy of the representations and warranties set forth in Section 1(c) herein, D. Bryant has the legal capacity and the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby.

(b) Enforceability. This Agreement has been duly executed and delivered by D. Bryant, and, assuming due and valid authorization, execution and delivery hereof by MRTC, constitutes a legal, valid and binding agreement of D. Bryant, enforceable against D. Bryant in accordance with its terms.

(c) Representation of Ownership. D. Bryant beneficially owns 100 shares of Series A Stock and 100 shares of Series B Stock of CCI free and clear of any liens and encumbrances, other than encumbrances imposed by the Shareholders Agreement. Immediately after giving effect to the Closing (as defined below), MRTC will acquire 100 shares of Series B Stock and 40 shares of Series A Stock of CCI from D. Bryant free and clear of all encumbrances and D. Bryant will not own any interest or have any rights in CCI except for 50 shares of Series A Stock.

Section 3. G. Bryant’s Representations and Warranties. G. Bryant represents and warrants to MRTC as follows:

(a) Authority. Assuming the accuracy of the representations and warranties set forth in Section 1(c) herein, G. Bryant has the legal capacity and the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby.

(b) Enforceability. This Agreement has been duly executed and delivered by G. Bryant, and, assuming due and valid authorization, execution and delivery hereof by MRTC, constitutes a legal, valid and binding agreement of G. Bryant, enforceable against G. Bryant in accordance with its terms.

(c) Representation of Ownership. G. Bryant beneficially owns 100 shares of Series A Stock and 100 shares of Series B Stock of CCI free and clear of any liens and encumbrances, other than encumbrances imposed by the Shareholders Agreement. Immediately after giving effect to the Closing, MRTC will acquire 100 shares of Series B Stock and 40 shares of Series A Stock of CCI from G. Bryant free and clear of all encumbrances and G. Bryant will not own any interest or have any rights in CCI except for 50 shares of Series A Stock.

Section 4. The Trust’s Representations and Warranties. The Trust represents and warrants to MRTC as follows:

(a) Authority. Assuming the accuracy of the representations and warranties set forth in Section 1(c) herein, the Trust has the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

(b) Enforceability. This Agreement has been duly executed and delivered by the Trust, and, assuming due and valid authorization, execution and delivery hereof by MRTC, constitutes a legal, valid and binding agreement of the Trust, enforceable against the Trust in accordance with its terms.

(c) Representation of Ownership. The Trust beneficially owns 100 shares of Series A Stock and 100 shares of Series B Stock of CCI free and clear of any liens and encumbrances, other than encumbrances imposed by the Shareholders Agreement. Immediately after giving effect to the Closing, MRTC will acquire 100 shares of Series B Stock and 40 shares of Series A Stock of CCI from the Trust free and clear of all encumbrances and the Trust will not own any interest or have any rights in CCI except for 50 shares of Series A Stock.

Section 5. Exchange. At the Closing, subject to the terms and conditions set forth herein:

(a) D. Bryant shall exchange all of his shares of Series B Stock and 40 shares of Series A Stock of CCI for

(i) Term Note No. 1 issued by MRTC (“Term Note No. 1”) in the principal amount of $6,666,666.67 (a form of which is attached as Exhibit A hereto) and

(ii) 6 million newly issued Class A Member Units in MRTC issued at $1 per unit;

(b) G. Bryant shall exchange all of his shares of Series B Stock and 40 shares of Series A Stock of CCI for

(i) Term Note No. 2 issued by MRTC (“Term Note No. 2”) in the principal amount of $6,666,666.67 (a form of which is attached as Exhibit B hereto) and

(ii) 6 million newly issued Class A Member Units in MRTC issued at $1 per unit;

(c) The Trust shall exchange all of its shares of Series B Stock and 40 shares of Series A Stock of CCI for

(i) Term Note No. 3 issued by MRTC (“Term Note No. 3”) in the principal amount of $6,666,666.67 (a form of which is attached as Exhibit C hereto) and

(ii) 6 million newly issued Class A Member Units in MRTC issued at $1 per unit;

(d) MRTC and the Bryant Shareholders shall effect the issuance of the Class A Member Units as provided in subsections (a), (b) and (c) above by executing a Joinder to the Amended and Restated Limited Liability Company Agreement of MRTC, as amended (the “MRTC Operating Agreement”) and the related transaction agreements, substantially in the form of Exhibit D hereto (the “MRTC Operating Agreement Joinder”).

Section 6. Redemption. At the Closing, subject to the terms and conditions set forth herein, CCI shall redeem 10 shares of Series A Stock from each of the Bryant Shareholders at a redemption price of $33,333.33 per share of Series A Stock.

Section 7. Shareholder Agreement Amendment. At the Closing, subject to the terms and conditions set forth herein, MRTC, CCI and the Bryant Shareholders hereby agree to amend the Shareholders Agreement as provided in the form attached as Exhibit E hereto (the “Shareholders Agreement Amendment”).

Section 8. Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place at the offices of Kilpatrick Stockton in Atlanta, Georgia on April 10, 2002, or at such time and place as MRTC and the Bryant Shareholders shall agree prior to the Closing (the date of the Closing being referred to as the “Closing Date”).

Section 9. Conditions to Closing.

(a) MRTC’s and CCI’s obligation to consummate the transactions contemplated hereby at the Closing is subject to satisfaction of the following conditions:

(i) the representations and warranties of the Bryant Shareholders shall be and remain at and as of the Closing Date true and correct and MRTC shall have received a certificate of each of the Bryant Shareholders to the foregoing effect;

(ii) receipt by MRTC of certificates representing all of the Series B Stock and 120 shares of Series A Stock of CCI from the Bryant Shareholders;

(iii) receipt by CCI of certificates representing 30 shares of Series A Stock of CCI from the Bryant Shareholders;

(iv) receipt by MRTC of the MRTC Operating Agreement Joinder duly executed by each of the Bryant Shareholders;

(v) receipt by MRTC of the Shareholders Agreement Amendment duly executed by each of the Bryant Shareholders; and

(vi) receipt by MRTC of a receipt in form and substance reasonably satisfactory to MRTC of acceptance by each of the Bryant Shareholders of the items set forth in Sections 9(b)(ii), (iv) and (vi).

(b) The Bryant Shareholders’ obligation to consummate the transactions contemplated hereby at the Closing is subject to satisfaction of the following conditions:

(i) the representations and warranties of MRTC shall be and remain at and as of the Closing Date true and correct and the Bryant Shareholders shall have received a certificate of the Chief Executive Officer or a Vice President of MRTC to the foregoing effect;

(ii) receipt by the Bryant Shareholders of Term Note No. 1, Term Note No. 2 and Term Note No. 3 duly issued by MRTC;

(iii) receipt by the Bryant Shareholders of the MRTC Operating Agreement Joinder duly executed by MRTC;

(iv) receipt by each of the Bryant Shareholders of certificates or other documents reasonably satisfactory to the Bryant Shareholders evidencing 6 million newly issued Class A Member Units in MRTC issued at $1 per unit;

(v) receipt by each of the Bryant Shareholders of $333,333.33;

(vi) receipt by the Bryant Shareholders of the Shareholders Agreement Amendment duly executed by MRTC, CCI and MR Funding; and

(vii) receipt by the Bryant Shareholders of an opinion, dated as of the Closing Date, from counsel to MRTC addressing the matters set forth in Exhibit F.

Section 10. Release of Claims.

(a) Upon the execution of this Agreement by all the parties hereto, the Bryant Shareholders, on their behalf and on behalf of their respective affiliates, associates, personal representatives, representatives, executors, heirs, administrators, successors, assigns, spouses, partners, beneficiaries, employees, attorneys, advisors, and agents (the “Bryant Shareholders Releasing Parties”), for good and sufficient consideration, the receipt of which is acknowledged, release absolutely and forever discharge MRTC, CCI, MR Funding and each of their respective predecessors, successors, assigns, parents, members, subsidiaries, divisions, and affiliated companies, and each of their respective former, current and future officers, directors, owners, managers, employees, partners, associates, representatives, shareholders, attorneys, advisors, and agents, and each of them (the “MRTC Released Parties”), from any and all actual or possible claims, charges, damages, demands, debts, liabilities, losses, accounts, reckonings, obligations, suits, actions and causes of action of every kind and nature whatsoever, including but not limited to those arising under contract, statute or common law, whether or not known or suspected at this time, (collectively, “Claims”) which the

Bryant Shareholders Releasing Parties have, or ever had, owned or held, or hereafter can, shall or may have against the MRTC Released Parties, based upon, arising out of, related to, or by reason of any cause, occurrence, event, act, fact, circumstance, thing, statement or omission occurring before the date of this Agreement relating to, arising from or in connection with this Agreement, the Shareholders Agreement and the transactions contemplated hereby and thereby.

(b) Upon the execution of this Agreement by all the parties hereto, MRTC, on its behalf and on behalf of its respective affiliates, associates, members, personal representatives, representatives, executors, heirs, administrators, successors, assigns, spouses, partners, beneficiaries, employees, attorneys, advisors, and agents (the “MRTC Releasing Parties”), for good and sufficient consideration, the receipt of which is acknowledged, release absolutely and forever discharge each of the Bryant Shareholders and each of their respective successors, assigns, representatives, attorneys, advisors, and agents, and each of them (the “Bryant Shareholders Released Parties”), from any and all Claims which the MRTC Releasing Parties have, or ever had, owned or held, or hereafter can, shall or may have against the Bryant Shareholders Released Parties, based upon, arising out of, related to, or by reason of any cause, occurrence, event, act, fact, circumstance, thing, statement or omission occurring before the date of this Agreement relating to, arising from or in connection with this Agreement, the Shareholders Agreement and the transactions contemplated hereby and thereby.

Section 11. Stock Purchase Agreement Amendment. Effective upon the closing of the transactions contemplated by this Agreement, the parties hereto agree to amend and restate the first sentence of Section 8(h) of the Stock Purchase Agreement as follows:

The indemnification obligation of the Sellers shall not exceed Twenty-One Million Dollars ($21,000,000) plus the Sellers’ member interests in Madison River Telephone Company, LLC.

Section 12. Miscellaneous Provisions.

(a) Fees and Expenses. Each party hereto agrees to bear its own fees and expenses relating to each of the matters referred to, contemplated by or the subject of this Agreement.

(b) Amendment and Modification. This Agreement may be amended, modified and supplemented only by written agreement of the Bryant Shareholders and MRTC.

(c) Notices. All notices, requests, demands and other communications required or permitted shall be made in writing by hand-delivery, telecopier (with written confirmation) or air courier guaranteeing overnight delivery:

(i)	If to the Bryant Shareholders, to:

Daniel M. Bryant

255 Lincoln Trail

Richmond Hill, GA 31324

with a copy to:

Alex L. Zipperer, Esq.

Zipperer & Lorberbaum

200 E. St. Julian Street

P.O. Box 9147

Savannah, GA 31412

and

G. Allan Bryant

P.O. Box 899

Allenhurst, GA 31301

with a copy to:

Grayson P. Lane, Esq.

Lane & Crowe, PC

601 “I” Street

P.O. Box 1891

Brunswick, GA 31521-1891

and

The Michael E. Bryant Life Trust

c/o Mr. A. Kimbrough Davis

Kilpatrick Stockton LLP

1100 Peachtree Street

Suite 2800

Atlanta, GA 30309-4530

c/o Thomas J. Ratcliffe, Jr., Esq.

Ratcliffe, Smith & Grinstead, P.C.

103 North Main Street

P.O. Box 469

Hinesville, GA 31310-3215

c/o Larry R. Golden, CPA

Golden Associates

769 E. Oglethorpe Highway

P.O. Box 967

Hinesville, GA 30310-0967

or to such other persons or addresses as the Bryant Shareholders shall reasonably furnish to MRTC;

(ii)	If to MRTC, to:

Madison River Telephone Company, LLC

103 South Fifth Street

PO Box 430

Mebane, North Carolina 27302

Attention: Chief Financial Officer

Telecopier: (919) 563-4993

with a copy to:

Madison River Telephone Company, LLC

103 South Fifth Street

PO Box 430

Mebane, North Carolina 27302

Attention: General Counsel

Telecopier: (919) 563-4993

and

Skadden, Arps, Slate, Meagher & Flom (Illinois)

333 West Wacker Drive

Chicago, Illinois 60606

Attention: Gary P. Cullen

Telecopier: (312) 407-0411

or to such other persons or addresses as MRTC shall reasonably furnish to the Bryant Shareholders in writing.

All such notices, requests, demands and other communications shall be deemed to have been duly given; at the time delivered by hand, if personally delivered; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

(d) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall fail to be in effect only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement or of any such provision.

(e) Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but except as otherwise provided for or permitted herein neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto without the prior written consent of the other party.

(f) Governing Law. This Agreement and the legal relations among the parties hereto shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its conflicts of law doctrine.

(g) Jurisdiction and Venue. WITHOUT LIMITING THE RIGHT OF EACH OF MRTC AND THE BRYANT SHAREHOLDERS TO BRING ANY ACTION OR PROCEEDING AGAINST THE OTHER PARTY OR AGAINST PROPERTY OF THE OTHER PARTY ARISING OUT OF OR RELATING TO THIS AGREEMENT (AN “ACTION”) IN THE COURTS OF OTHER JURISDICTIONS, EACH OF MRTC AND THE BRYANT SHAREHOLDERS HEREBY IRREVOCABLY SUBMIT TO AND ACCEPT THE NONEXCLUSIVE JURISDICTION OF ANY FEDERAL COURT SITTING IN THE STATE OF GEORGIA, AND EACH OF MRTC AND THE BRYANT SHAREHOLDERS HEREBY IRREVOCABLY AGREE THAT ANY ACTION MAY BE HEARD AND DETERMINED IN SUCH FEDERAL COURT. EACH OF MRTC AND THE BRYANT SHAREHOLDERS HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT THAT IT MAY EFFECTIVELY DO SO, ANY DEFENSE OR OBJECTION (INCLUDING, WITHOUT LIMITATION, ANY DEFENSE OR OBJECTION TO VENUE BASED ON THE GROUNDS OF FORUM NONCONVENIENS) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE MAINTENANCE OF ANY ACTION IN ANY SUCH JURISDICTION. EACH OF MRTC AND THE BRYANT SHAREHOLDERS HEREBY IRREVOCABLY AGREE THAT THE SUMMONS AND COMPLAINT OR ANY OTHER PROCESS IN ANY ACTION IN ANY JURISDICTION MAY BE SERVED BY MAILING (USING CERTIFIED OR REGISTERED MAIL, POSTAGE PREPAID) TO THE NOTICE ADDRESS FOR SUCH PARTY SPECIFIED ABOVE OR BY HAND DELIVERY TO A PERSON OF SUITABLE AGE AND DISCRETION AT SUCH ADDRESS. SUCH SERVICE WILL BE COMPLETE ON THE DATE SUCH PROCESS IS SO MAILED OR DELIVERED, AND SUCH PARTY WILL HAVE THIRTY DAYS FROM SUCH COMPLETION OF SERVICE IN WHICH TO RESPOND IN THE MANNER PERMITTED BY LAW. EACH OF MRTC AND THE BRYANT SHAREHOLDERS MAY ALSO BE SERVED IN ANY OTHER MANNER PERMITTED BY LAW, IN WHICH EVENT SUCH PARTY’S TIME TO RESPOND SHALL BE THE TIME PROVIDED BY LAW.

(h) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(i) Headings. The headings of the Sections of this Agreement are inserted for convenience only and shall not constitute a part hereof or affect in any way the meaning or interpretation of this Agreement.

(j) Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein, and supersedes all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, relating to the subject matter hereof.

(k) Specific Performance. Each of the parties hereto recognizes and acknowledges that a breach by a party of any covenants or agreements contained in this Agreement will cause the other party to sustain injury for which it would not have an adequate remedy at law for money damages. Therefore each of the parties hereto agrees that in the event of any such breach, the aggrieved party shall be entitled to the remedy of specific performance of such covenants and agreements and preliminary and permanent injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity, and the parties hereto further agree to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief.

(l) Third Parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person or corporation, other than the parties hereto and their successors or assigns, any rights or remedies under or by reason of this Agreement; provided, however, it is specifically agreed that each of the MRTC Released Parties are deemed to be direct third party beneficiaries of Section 10 of this Agreement and each of them shall be entitled to the benefits of, and be permitted to enforce, the provisions of Section 10 as if they were a party to this Agreement.

IN WITNESS WHEREOF, MRTC, CCI and the Bryant Shareholders have executed this Agreement effective as of the date and year first above written.

MADISON RIVER TELEPHONE COMPANY, LLC

By:	/s/ J. STEPHEN VANDERWOUDE
Name:	J. Stephen Vanderwoude
Title:	Chief Executive Officer

COASTAL COMMUNICATIONS, INC.

By:	/s/ J. STEPHEN VANDERWOUDE
Name:	J. Stephen Vanderwoude
Title:	Chief Executive Officer

/s/ DANIEL M. BRYANT	(SEAL)
Daniel M. Bryant

/s/ G. ALLAN BRYANT	(SEAL)
G. Allan Bryant

THE MICHAEL E. BRYANT LIFE TRUST

By:	/s/ DANIEL M. BRYANT
Co-Trustee for Michael E. Bryant

By:	/s/ G. ALLAN BRYANT
Co-Trustee for Michael E. Bryant

By:	/s/ THOMAS RATCLIFFE, JR.
Co-Trustee for Michael E. Bryant

IN WITNESS WHEREOF, the undersigned is a signatory to this Agreement as of the date and year first above written solely for purposes of the covenant set forth in Section 11 of this Agreement.

COASTAL UTILITIES, INC.

By:	/s/ J. STEPHEN VANDERWOUDE
Name:	J. Stephen Vanderwoude
Title:	Chief Executive Officer

Exhibit A

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO THE SECURITIES LAWS OF ANY STATE. ACCORDINGLY, THIS NOTE MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE ACT AND SUCH APPLICABLE STATE LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SAID ACT OR SUCH APPLICABLE STATE LAWS.

TERM NOTE NO. 1

$6,666,666.67	April 10, 2002

INTEREST RATE	MATURITY DATE
8.4257%	December 31, 2010

FOR VALUE RECEIVED, the undersigned, Madison River Telephone Company, LLC, a Delaware limited liability company (the “Issuer”), promises to pay to the order of Daniel M. Bryant (the “Payee”) or the registered permitted assignee thereof, the principal amount of SIX MILLION SIX HUNDRED SIXTY SIX THOUSAND SIX HUNDRED SIXTY SIX AND 67/100 DOLLARS ($6,666,666.67) (or such lesser amount as shall equal the aggregate unpaid principal amount outstanding under this Term Note) on December 31, 2010 (the “Maturity Date”). The Issuer shall pay the principal amount of this Term Note (this “Note”) in installments on the payment dates (the “Payment Dates”) and in the amounts set forth in Annex A hereto (as the same may be adjusted from time to time pursuant to Section 1(c) of this Term Note) in accordance with the terms of this Note. The interest on the unpaid principal amount of this Note outstanding from time to time, from April 1, 2002 until such amount shall be paid in full, shall be payable annually at a rate per annum equal to 8.4257% (calculated on the basis of the actual number of days elapsed over a year of 365/366 days) on the Payment Dates set forth in Annex A hereto as the same may be adjusted from time to time pursuant to Section 1(c) of this Note. All payments of principal and interest in respect of this Note shall be made to the Payee in lawful money of the United States of America in same day funds to the Payee’s bank account specified by Payee in writing, for the account of Payee or at such other place as shall be designated in writing by the Payee for such purpose. Notwithstanding anything to the contrary contained herein, if any date on which a payment under this Note becomes due and payable is not a Business Day (as defined below) then such payment shall not be made on such scheduled date but shall be made on the next succeeding Business Day with the same force and effect as if made on such scheduled date and if such payment is made on such next succeeding Business Day, no interest shall accrue on the amount of such payment from and after such scheduled date.

“Business Day” as used herein shall mean a day of the year on which banks are not required or authorized to close in New York, New York and in the State of Georgia.

1. Prepayment.

(a) In the event either (A) the Issuer consummates any sale occurring after the date hereof of limited liability company member interests, or any other equity interests convertible into limited liability company member interests, of the Issuer for cash or (B) the Issuer receives after the date hereof a cash capital contribution (but excluding any equity contributions by Issuer’s subsidiaries to the Issuer), which in each case under clause (A) or (B) above results in the receipt by the Issuer of at least $20,000,000 in Net Cash Proceeds (as defined below) (a “Qualified Equity Contribution”), the Issuer shall give the Payee a written notice of any Qualified Equity Contribution within ten (10) Business Days after its closing. The Payee shall have ten (10) Business Days from the date it receives the Issuer’s written notice to decide, by written notice to the Issuer, whether or not to require a mandatory prepayment under this Note as set forth in this Section 1. In the event the Payee fails to notify the Issuer within such ten (10) Business Day period, the Payee shall be deemed to have elected not to require a mandatory prepayment under this Note. In the event the Payee has elected by written notice to the Issuer within such ten (10) Business Day period to require a mandatory prepayment under this Note, the Issuer shall make a prepayment in an amount (which may not be a negative number) (the “Required Prepayment Amount”) equal to (i) 50% of the then outstanding principal amount under this Note minus (ii) the amount of the principal previously prepaid by the Issuer pursuant to Section 1(b); provided that such deduction under this clause (ii) of the previously prepaid principal shall be permitted only one time for each principal amount so prepaid by the Issuer pursuant to Section 1(b). The Issuer shall make such prepayment within ten (10) Business Days after the Issuer receives a written notice from the Payee of its election to require a mandatory prepayment as set forth in this Section 1(a). Any prepayment under this Note by the Issuer in accordance with this Section 1 shall be without premium or penalty but with accrued and unpaid interest to the date of prepayment on the then outstanding amount of principal; provide that the aggregate amount of prepayment of principal together with the amount of accrued and unpaid interest on the then outstanding amount of principal shall not exceed the Required Prepayment Amount. “Net Cash Proceeds” as used herein shall mean the cash proceeds received by the Issuer on account of a Qualified Equity Contribution less underwriting fees, discounts, costs and expenses incurred by the Issuer related to such Qualified Equity Contribution.

(b) The Issuer shall have the right at anytime and from time to time, upon three (3) Business Days’ prior written notice to the Payee to prepay the indebtedness evidenced by this Note in whole or in part without premium or penalty but with accrued and unpaid interest to the date of prepayment on the amount prepaid.

(c) Upon any prepayment of any principal amount under this Note, such prepaid amounts shall be applied against the installment amounts of principal due on the next Payment Dates following such prepayment in direct order of maturity, starting with the first Payment Date following such prepayment, and Annex A shall be

2

adjusted as set forth below in this Section 1(c) and reissued by the Issuer to reflect such prepayment. Annex A shall be adjusted as follows: if the aggregate amount of prepaid principal together with the payment of accrued and unpaid interest to the date of prepayment (the “Prepaid Amount”) is (i) equal to the aggregate amount of principal and interest due on the first Payment Date following such prepayment under Annex A in effect immediately prior to such prepayment (the “Total Scheduled Amount”), then the Total Scheduled Amount shall be reduced to zero and no payment shall be required on such Payment Date; (ii) in excess of the Total Scheduled Amount, then (x) the Total Scheduled Amount shall be reduced to zero and no payment shall be required on the first Payment Date following such prepayment, and (y) such excess amount shall reduce the aggregate amounts of principal and interest due on the following Payment Date and subsequent Payment Dates in direct order of maturity; or (iii) less than the Total Scheduled Amount, then the aggregate amount of principal and interest due on the first Payment Date following such prepayment shall be. the difference between the Total Scheduled Amount and the Prepaid Amount.

2. Representations and Warranties of Issuer. The Issuer represents and warrants to the Payee that, as of the date hereof, (i) the Issuer is duly organized and validly existing in good standing under the laws of the jurisdiction of its organization, (ii) the Issuer has the limited liability company power and authority to execute, deliver and perform this Note, (iii) the Issuer has taken all necessary limited liability company action to authorize its execution, delivery, and performance of this Note and no consent, approval, or authorization of, or declaration or filing with, any governmental authority, and no consent of any other person, is required in connection with the Issuer’s execution, delivery, and performance of this Note, except for those already duly obtained, (iv) this Note has been duly executed and delivered by the Issuer, and constitutes the legal, valid and binding obligation of the Issuer, enforceable against. it in accordance with its terms, and (v) Issuer’s execution, delivery, and performance of this Note does not and will not conflict with, or constitute a violation or breach of, or constitute a default under, or result in the creation or imposition of any lien upon the property of the Issuer by reason of the terms of any contract, mortgage, lien, lease, agreement, indenture, or instrument to which Issuer is a party or which is binding upon it or its property, or any judgment, law, statute, rule or governmental regulation applicable to Issuer, or the organizational documents of the Issuer.

3. Representations and Warranties of Payee. The Payee represents and warrants to the Issuer that this Note will be acquired for investment for Payee’s own account, not as a nominee or agent, and not with a view to the resale or distribution of this Note or any interest herein, and the Payee has no present intention of selling, granting any participation in, or otherwise distributing the same. The Payee does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to any person with respect to this Note or any interest herein. The Payee acknowledges that any transfer of this Note or any interest herein is subject to the restrictions of Section 12 of this Note.

3

4. Events of Default and Remedies. If any one or more of the following events (“Events of Default”) shall occur and be continuing:

(a) The Issuer shall fail to pay any amount of principal or interest under this Note within ten (10) Business Days after such amount becomes due and payable under this Note; or

(b) The Issuer shall fail to comply with any other covenant, agreement or condition contained in this Note within thirty (30) days after receipt of written notice from Payee of such failure stating that the same is an Event of Default; or

(c) Any representation or warranty made by the Issuer to the Payee herein shall be inaccurate or incomplete in any material respect when made and shall remain untrue or incomplete in any material respect as of the 30th day after the date on which notice of such untrue or incomplete representation or warranty stating that the same is an Event of Default shall have been given by the Payee to the Issuer; or

(d) The Issuer shall generally not pay its debts as the same become due, or shall admit in writing its inability to pay such debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against it seeking to adjudicate it as a bankrupt or an insolvent, or seeking liquidation, winding up, reorganization arrangement, adjustment, protection, relief, or composition of its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property; and in the event of any proceeding being instituted against it, such proceeding shall remain undismissed or unstayed for a period of one hundred twenty (120) days or shall result in the entry of an order for relief, the appointment of a trustee or receiver or other adverse result to it or it shall take any action to authorized any of the actions set forth above;

then, and in any such event, the Payee may, by notice to the Issuer, declare all obligations of the Issuer hereunder (all such obligations, including, without limitation, principal and interest, collectively referred to herein as the “Obligations”) to be forthwith due and payable in full, whereupon the Obligations shall become and be forthwith due and payable in full, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Issuer. Following an Event of Default and the acceleration of the maturity date of the Obligations (whether automatically, by declaration or otherwise) and continuing (i) until such Event of Default is fully cured by the Issuer or waived by the Payee (in each case, in accordance with this Note) or (ii) until the Obligations are paid in full, the Issuer shall pay interest (the “Default Interest”) on the unpaid principal amount of this Note at a rate per annum equal to 13.4257% (calculated on the basis of the actual number of days elapsed over a year of 365!366 days), and the Issuer agrees to pay all reasonable costs (including, without limitation, all reasonable attorneys’ fees and expenses) incurred by the Payee in connection with collection of the Obligations and enforcement of Payee’s rights under this Note, provided that the aggregate amount of such costs shall not exceed $100,000.00; and provided, further, that any claim giving rise to such costs shall have been successfully adjudicated. Following an Event of Default and the acceleration of the maturity date of the Obligations (whether automatically, by declaration or otherwise), the proceeds of any payment or collection

4

under this Note, and any other cash received by the Payee in connection with this Note shall be applied by the Payee first, to the payment of accrued and unpaid Default Interest; second, to the payment of accrued and unpaid regular interest at the rate set forth in the first paragraph of this Note; and finally, to the payment of the unpaid principal amount of this Note.

5. Amendments. No amendment or waiver of any provision of this Note, nor consent to any departure by the Issuer therefrom, shall be effective unless the same shall be in writing and signed by the Payee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

6. Waiver of Presentment. The Issuer hereby waives presentment for payment, demand, notice of dishonor, notice of intent to accelerate and protest of this Note.

7. Governing Law. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WITHIN SUCH STATE, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PRINCIPLES OR RULES.

8. Consent to Jurisdiction: Waiver of Venue Objection: Service of Process. WITHOUT LIMITING THE RIGHT OF THE PAYEE TO BRING ANY ACTION OR PROCEEDING AGAINST THE ISSUER OR AGAINST PROPERTY OF THE ISSUER ARISING OUT OF OR RELATING TO THIS NOTE (AN “ACTION”) IN THE COURTS OF OTHER JURISDICTIONS, THE ISSUER HEREBY IRREVOCABLY SUBMITS TO AND ACCEPTS THE NONEXCLUSIVE JURISDICTION OF ANY FEDERAL COURT SITTING IN THE STATE OF GEORGIA, AND THE ISSUER HEREBY IRREVOCABLY AGREES THAT ANY ACTION MAY BE HEARD AND DETERMINED IN SUCH FEDERAL COURT. THE ISSUER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT THAT IT MAY EFFECTIVELY DO SO, ANY DEFENSE OR OBJECTION (INCLUDING, WITHOUT LIMITATION, ANY DEFENSE OR OBJECTION TO VENUE BASED ON THE GROUNDS OF FORUM NONCONVENIENS) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE MAINTENANCE ANY ACTION IN ANY SUCH JURISDICTION. THE ISSUER HEREBY IRREVOCABLY AGREES THAT THE SUMMONS AND COMPLAINT OR ANY OTHER PROCESS IN ANY ACTION IN ANY JURISDICTION MAY BE SERVED BY MAILING (USING CERTIFIED OR REGISTERED MAIL, POSTAGE PREPAID) TO THE NOTICE ADDRESS FOR THE ISSUER SPECIFIED BELOW OR BY HAND DELIVERY TO A PERSON OF SUITABLE AGE AND DISCRETION AT SUCH ADDRESS. SUCH SERVICE WILL BE COMPLETE ON THE DATE SUCH PROCESS IS SO MAILED OR DELIVERED, AND THE ISSUER WILL HAVE THIRTY DAYS FROM SUCH COMPLETION OF SERVICE IN WHICH TO RESPOND IN THE MANNER PROVIDED BY LAW. THE ISSUER MAY ALSO BE SERVED IN ANY OTHER MANNER PERMITTED BY LAW, IN WHICH EVENT THE ISSUER’S TIME TO RESPOND SHALL BE THE TIME PROVIDED BY LAW.

5

9. Waiver of Jury Trial. TO THE FULLEST EXTENT PERMUTED BY LAW, AND AS SEPARATELY BARGAINED-FOR CONSIDERATION TO THE PAYEE, THE ISSUER HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY (WHICH THE PAYEE ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATING TO THIS NOTE, THE OBLIGATIONS, OR THE PAYEE’S CONDUCT IN RESPECT OF ANY OF THE FOREGOING.

10. Miscellaneous. No failure on the part of the Payee to exercise, and no delay in exercising, any right under this Note shall operate as a waiver thereof; nor shall any partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

11. Maximum Interest. Notwithstanding the foregoing paragraphs and all other provisions of this Note, none of the terms and provisions of this Note shall ever be construed to create a contract to pay to the Payee, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be charged by the Payee to the Issuer under applicable state or federal law from time to time in effect, and the Issuer shall never be required to pay interest in excess of such maximum amount. If, for any reason interest is paid hereon in excess of such maximum amount, then promptly upon any determination that such excess has been paid the Payee will, at its option, either refund such excess to the Issuer or apply such excess to the principal owing hereunder.

12. Restriction on Transfer of Note. THE PAYEE SHALL NOT SELL, PLEDGE OR OTHERWISE TRANSFER THIS NOTE OR ANY OF ITS RIGHTS OR OBLIGATIONS HEREUNDER WITHOUT THE PRIOR WRITTEN CONSENT OF THE ISSUER WHICH CONSENT MAY BE GIVEN ONLY UPON A PRIOR APPROVAL BY THE HOLDERS OF MORE THAN 50% OF THE THEN OUTSTANDING EQUITY INTERESTS IN THE ISSUER EXCLUDING ANY EQUITY INTERESTS HELD DIRECTLY OR INDIRECTLY BY THE PAYEE, G. ALLAN BRYANT OR THE MICHAEL E. BRYANT LIFE TRUST, OR ANY OF THEIR RESPECTIVE AFFILIATES.

13. Notices. Any notice required or permitted by this Note shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by a nationally recognized delivery service (such as Federal Express or UPS) to the respective address set forth on the signature page hereof, or to such other address as any party may specify in writing from time to time to the other party.

14. Time of the Essence. Time is of the essence with respect to this Note and in the performance by the Issuer of its Obligations under this Note.

15. Entire Agreement. This Note constitutes the entire agreement of the parties relative to its subject matter, and shall not be waived, modified or supplemented, in whole or in part, except in a writing signed by the parties. If any provision of this Note

6

is held invalid or unenforceable by any court of competent jurisdiction, the remaining provisions shall continue in full force and effect.

IN WITNESS WHEREOF, the Issuer has executed this Note as of the date first above written.

MADISON RIVER TELEPHONE COMPANY, LLC

By:	/s/ J. Stephen Vanderwoude
Name:	J. Stephen Vanderwoude
Title:	CEO

Notice Address:

Madison River Telephone Company, LLC 103 South Fifth Street Mebane, North Carolina 27302 Attention: Chief Financial Officer Telecopier: (919) 563-4993

with a copy to:

Madison River Telephone Company, LLC 103 South Fifth Street Mebane, North Carolina 27302 Attention: General Counsel Telecopier: (919) 563-4993

7

AGREED AND ACCEPTED:

DANIEL M. BRYANT

/s/ Daniel M. Bryant

Notice Address:

Mr. Daniel M. Bryant

255 Lincoln Trail

Richmond Hill, GA 31324

with a copy to:

Grayson P. Lane, Esq.

Lane & Crowe, PC

601 “P” Street

P.O. Box 1891

Brunswick, GA 31521-1891

8

Annex A

AMORTIZATION SCHEDULE

Payment Date	Beginning Balance	Interest Accrued	Amount of Payment (Principal)	Amount of Payment (Interest)	Ending Balance
April 1, 2002	0.00	0.00	0.00	0.00	6,666,666.67
December 31, 2002	6,666,666.67	421,668.46	0.00	0.00	7,088,335.13
December 31, 2003	7,088,335.13	597,240.05	607,255.81	597,240.05	6,481,079.32
December 31, 2004	6,481,079.32	546,074.65	658,421.20	546,074.65	5,822,658.12
December 31, 2005	5,822,658.12	490,598.22	713,897.63	490,598.22	5,108,760.48
December 31, 2006	5,108,760.48	430,447.53	774,048.32	430,447.53	4,334,712.16
December 31, 2007	4,334,712.16	365,228.74	839,264.11	365,228.74	3,495,445.05
December 31, 2008	3,495,445.05	294,514.82	1,359,981.03	294,514.82	2,135,464.02
December 31, 2009	2,135,464.02	179,927.25	1,024,568.61	179,927.25	1,110,895.41
December 31, 2010	1,110,895.41	93,600.43	1,110,895.41	93,600.43	0.00

Exhibit B

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO THE SECURITIES LAWS OF ANY STATE. ACCORDINGLY, THIS NOTE MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE ACT AND SUCH APPLICABLE STATE LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SAID ACT OR SUCH APPLICABLE STATE LAWS.

TERM NOTE NO. 2

$6,666,666.67	April 10, 2002

INTEREST RATE	MATURITY DATE
8.4257%	December 31, 2010

FOR VALUE RECEIVED, the undersigned, Madison River Telephone Company, LLC, a Delaware limited liability company (the “Issuer”), promises to pay to the order of G. Allan Bryant (the “Payee”) or the registered permitted assignee thereof, the principal amount of SIX MILLION SIX HUNDRED SIXTY SIX THOUSAND SIX HUNDRED SIXTY SIX AND 67/100 DOLLARS ($6,666,666.67) (or such lesser amount as shall equal the aggregate unpaid principal amount outstanding under this Term Note) on December 31, 2010 (the “Maturity Date”). The Issuer shall pay the principal amount of this Term Note (this “Note”) in installments on the payment dates (the “Payment Dates”) and in the amounts set forth in Annex A hereto (as the same may be adjusted from time to time pursuant to Section 1(c) of this Term Note) in accordance with the terms of this Note. The interest on the unpaid principal amount of this Note outstanding from time to time, from April 1, 2002 until such amount shall be paid in full, shall be payable annually at a rate per annum equal to 8.4257% (calculated on the basis of the actual number of days elapsed over a year of 365/366 days) on the Payment Dates set forth in Annex A hereto as the same may be adjusted from time to time pursuant to Section 1(c) of this Note. All payments of principal and interest in respect of this Note shall be made to the Payee in lawful money of the United States of America in same day funds to the Payee’s bank account specified by Payee in writing, for the account of Payee or at such other place as shall be designated in writing by the Payee for such purpose. Notwithstanding anything to the contrary contained herein, if any date on which a payment under this Note becomes due and payable is not a Business Day (as defined below) then such payment shall not be made on such scheduled date but shall be made on the next succeeding Business Day with the same force and effect as if made on such scheduled date and if such payment is made on such next succeeding Business Day, no interest shall accrue on the amount of such payment from and after such scheduled date. “Business Day” as used herein shall mean a day of the year on which banks are not required or authorized to close in New York, New York and in the State of Georgia.

1. Prepayment.

(a) In the event either (A) the Issuer consummates any sale occurring after the date hereof of limited liability company member interests, or any other equity interests convertible into limited liability company member interests, of the Issuer for cash or (B) the Issuer receives after the date hereof a cash capital contribution (but excluding any equity contributions by Issuer’s subsidiaries to the Issuer), which in each case under clause (A) or (B) above results in the receipt by the Issuer of at least $20,000,000 in Net Cash Proceeds (as defined below) (a “Qualified Equity Contribution”), the Issuer shall give the Payee a written notice of any Qualified Equity Contribution within ten (10) Business Days after its closing. The Payee shall have ten (10) Business Days from the date it receives the Issuer’s written notice to decide, by written notice to the Issuer, whether or not to require a mandatory prepayment under this Note as set forth in this Section 1. In the event the Payee fails to notify the Issuer within such ten (10) Business Day period, the Payee shall be deemed to have elected not to require a mandatory prepayment under this Note. In the event the Payee has elected by written notice to the Issuer within such ten (10) Business Day period to require a mandatory prepayment under this Note, the Issuer shall make a prepayment in an amount (which may not be a negative number) (the “Required Prepayment Amount”) equal to (i) 50% of the then outstanding principal amount under this Note minus (ii) the amount of the principal previously prepaid by the Issuer pursuant to Section 1(b); provided that such deduction under this clause (ii) of the previously prepaid principal shall be permitted only one time for each principal amount so prepaid by the Issuer pursuant to Section 1(b). The Issuer shall make such prepayment within ten (10) Business Days after the Issuer receives a written notice from the Payee of its election to require a mandatory prepayment as set forth in this Section 1(a). Any prepayment under this Note by the Issuer in accordance with this Section 1 shall be without premium or penalty but with accrued and unpaid interest to the date of prepayment on the then outstanding amount of principal; provided that the aggregate amount of prepayment of principal together with the amount of accrued and unpaid interest on the then outstanding amount of principal shall not exceed the Required Prepayment Amount. “Net Cash Proceeds” as used herein shall mean the cash proceeds received by the Issuer on account of a Qualified Equity Contribution less underwriting fees, discounts, costs and expenses incurred by the Issuer related to such Qualified Equity Contribution.

(b) The Issuer shall have the right at any time and from time to time, upon three (3) Business Days’ prior written notice to the Payee to prepay the indebtedness evidenced by this Note in whole or in part without premium or penalty but with accrued and unpaid interest to the date of prepayment on the amount prepaid.

(c) Upon any prepayment of any principal amount under this Note, such prepaid amounts shall be applied against the installment amounts of principal due on the next Payment Dates following such prepayment in direct order of maturity, starting with the first Payment Date following such prepayment, and Annex A shall be adjusted as set forth below in this Section 1(c) and reissued by the Issuer to reflect such prepayment. Annex A shall be adjusted as follows: if the aggregate amount of prepaid principal together with the payment of accrued and unpaid interest to the date of prepayment (the “Prepaid Amount”) is (i) equal to the aggregate amount of principal and interest due on the first Payment Date following such prepayment under Annex A in effect immediately prior to such prepayment (the “Total Scheduled Amount”), then the Total Scheduled Amount shall be reduced to zero and no payment shall be required on such Payment Date; (ii) in excess of the Total Scheduled Amount, then (x) the Total Scheduled Amount shall be reduced to zero and no payment shall be required on the first Payment Date following such prepayment, and (y) such excess amount shall reduce the aggregate amounts of principal and interest due on the following Payment Date and subsequent Payment Dates in direct order of maturity; or (iii) less than the Total Scheduled Amount, then the aggregate amount of principal and interest due on the first Payment Date following such prepayment shall be the difference between the Total Scheduled Amount and the Prepaid Amount.

2. Representations and Warranties of Issuer. The Issuer represents and warrants to the Payee that, as of the date hereof, (i) the Issuer is duly organized and validly existing in good standing under the laws of the jurisdiction of its organization, (ii) the Issuer has the limited liability company power and authority to execute, deliver and perform this Note, (iii) the Issuer has taken all necessary limited liability company action to authorize its execution, delivery, and performance of this Note and no consent, approval, or authorization of, or declaration or filing with, any governmental authority, and no consent of any other person, is required in connection with the Issuer’s execution, delivery, and performance of this Note, except for those already duly obtained, (iv) this Note has been duly executed and delivered by the Issuer, and constitutes the legal, valid and binding obligation of the Issuer, enforceable against it in accordance with its terns, and (v) Issuers execution, delivery, and performance of this Note does not and will not conflict with, or constitute a violation or breach of, or constitute a default under, or result in the creation or imposition of any lien upon the property of the Issuer by reason of the terms of any contract, mortgage, lien, lease, agreement, indenture, or instrument to which Issuer is a party or which is binding upon it or its property, or any judgment, law, statute, rule or governmental regulation applicable to Issuer, or the organizational documents of the Issuer.

3. Representations and Warranties of Payee. The Payee represents and warrants to the Issuer that this Note will be acquired for investment for Payee’s own account, not as a nominee or agent, and not with a view to the resale or distribution of this Note or any interest herein, and the Payee has no present intention of selling, granting any participation in, or otherwise distributing the same. The Payee does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to any person with respect to this Note or any interest herein. The Payee acknowledges that any transfer of this Note or any interest herein is subject to the restrictions of Section 12 of this Note.

4. Events of Default and Remedies. If any one or more of the following events (“Events of Default”) shall occur and be continuing:

(a) The Issuer shall fail to pay any amount of principal or interest under this Note within ten (10) Business Days after such amount becomes due and payable under this Note; or

(b) The Issuer shall fail to comply with any other covenant, agreement or condition contained in this Note within thirty (30) days after receipt of written notice from Payee of such failure stating that the same is an Event of Default; or

(c) Any representation or warranty made by the Issuer to the Payee herein shall be inaccurate or incomplete in any material respect when made and shall remain untrue or incomplete in any material respect as of the 30th day after the date on which notice of such untrue or incomplete representation or warranty stating that the same is an Event of Default shall have been given by the Payee to the Issuer; or

(d) The Issuer shall generally not pay its debts as the same become due, or shall admit in writing its inability to pay such debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against it seeking to adjudicate it as a bankrupt or an insolvent, or seeking liquidation, winding up, reorganization arrangement, adjustment, protection, relief, or composition of its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property; and in the event of any proceeding being instituted against it, such proceeding shall remain undismissed or unstayed for a period of one hundred twenty (120) days or shall result in the entry of an order for relief, the appointment of a trustee or receiver or other adverse result to it or it shall take any action to authorized any of the actions set forth above;

then, and in any such event, the Payee may, by notice to the Issuer, declare all obligations of the Issuer hereunder (all such obligations, including, without limitation, principal and interest, collectively referred to herein as the “Obligations”) to be forthwith due and payable in full, whereupon the Obligations shall become and be forthwith due and payable in full, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Issuer. Following an Event of Default and the acceleration of the maturity date of the Obligations (whether automatically, by declaration or otherwise) and continuing (i) until such Event of Default is fully cured by the Issuer or waived by the Payee (in each case, in accordance with this Note) or (ii) until the Obligations are paid in full, the Issuer shall pay interest (the “Default Interest”) on the unpaid principal amount of this Note at a rate per annum equal to 13.4257% (calculated on the basis of the actual number of days elapsed over a year of 365/366 days), and the Issuer agrees to pay all reasonable costs (including, without limitation, all reasonable attorneys’ fees and expenses) incurred by the Payee in connection with collection of the Obligations and enforcement of Payee’s rights under this Note, provided that the aggregate amount of such costs shall not exceed $100,000.00; and provided, further, that any claim giving rise to such costs shall have been successfully adjudicated. Following an Event of Default and the acceleration of the maturity date of the Obligations (whether automatically, by declaration or otherwise), the proceeds of any payment or collection under this Note, and any other cash received by the Payee in connection with this Note shall be applied by the Payee first, to the payment of accrued and unpaid Default Interest; second, to the payment of accrued and unpaid regular interest at the rate set forth in the first paragraph of this Note; and finally, to the payment of the unpaid principal amount of this Note.

5. Amendments. No amendment or waiver of any provision of this Note, nor consent to any departure by the Issuer therefrom, shall be effective unless the same shall be in writing and signed by the Payee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

6. Waiver of Presentment. The Issuer hereby waives presentment for payment, demand, notice of dishonor, notice of intent to accelerate and protest of this Note.

7. Governing Law. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WITHIN SUCH STATE, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PRINCIPLES OR RULES.

8. Consent to Jurisdiction: Waiver of Venue Objection; Service of Process. WITHOUT LIMITING THE RIGHT OF THE PAYEE TO BRING ANY ACTION OR PROCEEDING AGAINST THE ISSUER OR AGAINST PROPERTY OF THE ISSUER ARISING OUT OF OR RELATING TO THIS NOTE (AN “ACTION”) IN THE COURTS OF OTHER JURISDICTIONS, THE ISSUER HEREBY IRREVOCABLY SUBMITS TO AND ACCEPTS THE NONEXCLUSIVE JURISDICTION OF ANY FEDERAL COURT SITTING IN THE STATE OF GEORGIA, AND THE ISSUER HEREBY IRREVOCABLY AGREES THAT ANY ACTION MAY BE HEARD AND DETERMINED IN SUCH FEDERAL COURT. THE ISSUER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT THAT IT MAY EFFECTIVELY DO SO, ANY DEFENSE OR OBJECTION (INCLUDING, WITHOUT LIMITATION, ANY DEFENSE OR OBJECTION TO VENUE BASED ON THE GROUNDS OF FORUM NONCONVENIENS) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE MAINTENANCE ANY ACTION IN ANY SUCH JURISDICTION. THE ISSUER HEREBY IRREVOCABLY AGREES THAT THE SUMMONS AND COMPLAINT OR ANY OTHER PROCESS IN ANY ACTION IN ANY JURISDICTION MAY BE SERVED BY MAILING (USING CERTIFIED OR REGISTERED MAIL, POSTAGE PREPAID) TO THE NOTICE ADDRESS FOR THE ISSUER SPECIFIED BELOW OR BY HAND DELIVERY TO A PERSON OF SUITABLE AGE AND DISCRETION AT SUCH ADDRESS. SUCH SERVICE WILL BE COMPLETE ON THE DATE SUCH PROCESS IS SO MAILED OR DELIVERED, AND THE ISSUER WILL HAVE THIRTY DAYS FROM SUCH COMPLETION OF SERVICE IN WHICH TO RESPOND IN THE MANNER PROVIDED BY LAW. THE ISSUER MAY ALSO BE SERVED IN ANY OTHER MANNER PERMITTED BY LAW, IN WHICH EVENT THE ISSUER’S TIME TO RESPOND SHALL BE THE TIME PROVIDED BY LAW.

9. Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY LAW, AND AS SEPARATELY BARGAINED-FOR CONSIDERATION TO THE PAYEE, THE ISSUER HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY

(WHICH THE PAYEE ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATING TO THIS NOTE, THE OBLIGATIONS, OR THE PAYEE’S CONDUCT IN RESPECT OF ANY OF THE FOREGOING.

10. Miscellaneous. No failure on the part of the Payee to exercise, and no delay in exercising, any right under this Note shall operate as a waiver thereof; nor shall any partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

11. Maximum Interest. Notwithstanding the foregoing paragraphs and all other provisions of this Note, none of the terms and provisions of this Note shall ever be construed to create a contract to pay to the Payee, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be charged by the Payee to the Issuer under applicable state or federal law from time to time in effect, and the Issuer shall never be required to pay interest in excess of such maximum amount. If, for any reason interest is paid hereon in excess of such maximum amount, then promptly upon any determination that such excess has been paid the Payee will, at its option, either refund such excess to the Issuer or apply such excess to the principal owing hereunder.

12. Restriction on Transfer of Note. THE PAYEE SHALL NOT SELL, PLEDGE OR OTHERWISE TRANSFER THIS NOTE OR ANY OF ITS RIGHTS OR OBLIGATIONS HEREUNDER WITHOUT THE PRIOR WRITTEN CONSENT OF THE ISSUER WHICH CONSENT MAY BE GIVEN ONLY UPON A PRIOR APPROVAL BY THE HOLDERS OF MORE THAN 50% OF THE THEN OUTSTANDING EQUITY INTERESTS IN THE ISSUER EXCLUDING ANY EQUITY INTERESTS HELD DIRECTLY OR INDIRECTLY BY THE PAYEE, DANIEL M. BRYANT OR THE MICHAEL E. BRYANT LIFE TRUST, OR ANY OF THEIR RESPECTIVE AFFILIATES.

13. Notices. Any notice required or permitted by this Note shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by a nationally recognized delivery service (such as Federal Express or UPS) to the respective address set forth on the signature page hereof, or to such other address as any party may specify in writing from time to time to the other party.

14. Time of the Essence. Time is of the essence with respect to this Note and in the performance by the Issuer of its Obligations under this Note.

15. Entire Agreement. This Note constitutes the entire agreement of the parties relative to its subject matter, and shall not be waived, modified or supplemented, in whole or in part, except in a writing signed by the parties. If any provision of this Note is held invalid or unenforceable by any court of competent jurisdiction, the remaining provisions shall continue in full force and effect.

IN WITNESS WHEREOF, the Issuer has executed this Note as of the date first above written.

MADISON RIVER TELEPHONE COMPANY, LLC

By:	/s/ J. Stephen Vanderwoude
Name:	J. Stephen Vanderwoude
Title:	CEO
Notice Address: Madison River Telephone Company, LLC 103 South Fifth Street Mebane, North Carolina 27302 Attention: Chief Financial Officer Telecopier: (919) 563-4993

with a copy to:

Madison River Telephone Company, LLC 103 South Fifth Street Mebane, North Carolina 27302 Attention: General Counsel Telecopier: (919) 563-4993

AGREED AND ACCEPTED:

G. ALLAN BRYANT

/s/ G. Allan Bryant

Notice Address:

Mr. G. Allan Bryant

P. O. Box 899

Allenhurst, GA 31301

with a copy to:

Alex L. Zipperer, Esq.

Zipperer & Lorberbaum

200 E. St. Julian Street

P. O. Box 9147

Savannah, GA 31412

Annex A

AMORTIZATION SCHEDULE

Payment Date	Beginning Balance	Interest Accrued	Amount of Payment (Principal)	Amount of Payment (Interest)	Ending Balance
April 1, 2002	0.00	0.00	0.00	0.00	6,666,666.67
December 31, 2002	6,666,666.67	421,668.46	0.00	0.00	7,088,335.13
December 31, 2003	7,088,335.13	597,240.05	607,255.81	597,240.05	6,481,079.32
December 31, 2004	6,481,079.32	546,074.65	658,421.20	546,074.65	5,822,658.12
December 31, 2005	5,822,658.12	490,598.22	713,897.63	490,598.22	5,108,760.48
December 31, 2006	5,108,760.48	430,447.53	774,048.32	430,447.53	4,334,712.16
December 31, 2007	4,334,712.16	365,228.74	839,264.11	365,228.74	3,495,445.05
December 31, 2008	3,495,445.05	294,514.82	1,359,981.03	294,514.82	2,135,464.02
December 31, 2009	2,135,464.02	179,927.25	1,024,568.61	179,927.25	1,110,895.41
December 31, 2010	1,110,895.41	93,600.43	1,110,895.41	93,600.43	0.00

Exhibit C

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE: SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO THE SECURITIES LAWS OF ANY STATE. ACCORDINGLY, THIS NOTE MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE ACT AND SUCH APPLICABLE STATE LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SAID ACT OR SUCH APPLICABLE STATE LAWS.

TERM NOTE NO. 3

$6,666,666.67	April 10, 2002

INTEREST RATE	MATURITY DATE
8.4257%	December 31, 2010

FOR VALUE RECEIVED, the undersigned, Madison River Telephone Company, L LC, a Delaware limited liability company (the “Issuer”), promises to pay to the order of The Michael E. Bryant Life Trust, a Georgia irrevocable trust of December 17, 1998 (the “Payee”) or the registered permitted assignee thereof, the principal amount of SIX MILLION SIX HUNDRED SIXTY SIX THOUSAND SIX HUNDRED SIXTY SIX AND 67/100 DOLLARS ($6,666,666.67) (or such lesser amount as shall equal the aggregate unpaid principal amount outstanding under this Term Note) on December 31, 2010 (the “Maturity Date”). The Issuer shall pay the principal amount of this Term Note (this “Note”) in installments on the payment dates (the “Payment Dates”) and in the amounts set forth in Annex A hereto (as the same may be adjusted from time to time pursuant to Section 1(c) of this Term Note) in accordance with the terms of this Note. The interest on the unpaid principal amount of this Note outstanding from time to time, from April. 1, 2002 until such amount shall be paid in full, shall be payable annually at a rate per annum equal to 8.4257% (calculated on the basis .of the actual number of days elapsed over a year of 365/366 days) on the Payment Dates set forth in Annex A hereto as the same may be adjusted from time to time pursuant to Section 1(c) of this Note. All payments of principal and interest in respect of this Note shall be made to the Payee in lawful money of the United States of America in same day funds to the Payee’s bank account specified by Payee in writing, for the account of Payee or at such other place as shall be designated in writing by the Payee for such purpose. Notwithstanding anything to the contrary contained herein, if any date on which a payment under this Note becomes due and payable is not a Business Day (as defined below) then such payment shall not be made on such scheduled date but shall be made on the next succeeding Business Day with the same force and effect as if made on such scheduled date and if such payment is made on such next succeeding Business Day, no interest shall accrue on the amount of such payment from and after such scheduled date. “Business Day” as used herein shall mean a day of the year on which banks are not required or authorized to close in New York, New York and in the State of Georgia.

1. Prepayment.

(a) In the event either (A) the Issuer consummates any sale occurring after the date hereof of limited liability company member interests, or any other equity interests convertible into limited liability company member interests, of the Issuer for cash or (B) the Issuer receives after the date hereof a cash capital contribution (but excluding any equity contributions by Issuer’s subsidiaries to the Issuer), which in each case under clause (A) or (B) above results in the receipt by the Issuer of at least $20,000,000 in Net Cash Proceeds (as defined below) (a “Qualified Equity Contribution”), the Issuer shall give the Payee a written notice of any Qualified Equity Contribution within ten (10) Business Days after its closing. The Payee shall have ten (10) Business Days from the date it receives the Issuer’s written notice to decide, by written notice to the Issuer, whether or not to require a mandatory prepayment under this Note as set forth in this Section 1. In the event the Payee fails to notify the Issuer within such ten (10) Business Day period, the Payee shall be deemed to have elected not to require a mandatory prepayment under this Note. In the event the Payee has elected by written notice to the Issuer within such ten (10) Business Day period to require a mandatory prepayment under this Note, the Issuer shall make a prepayment in an amount (which may not be a negative number) (the “Required Prepayment Amount”) equal to (i) 50% of the then outstanding principal amount under this Note minus (ii) the amount of the principal previously prepaid by the Issuer pursuant to Section 1(b); provided that such deduction under this clause (ii) of the previously prepaid principal shall be permitted only one time for each principal amount so prepaid by the Issuer pursuant to Section 1(b). The Issuer shall make such prepayment within ten (10) Business Days after the Issuer receives a written notice from the Payee of its election to require a mandatory prepayment as set forth in this Section 1(a). Any prepayment under this Note by the Issuer in accordance with this Section 1 shall be without premium or penalty but with accrued and unpaid interest to the date of prepayment on the then outstanding amount of principal; provided that the aggregate amount of prepayment of principal together with the amount of accrued and unpaid interest on the then outstanding amount of principal shall not exceed the Required Prepayment Amount. “Net Cash Proceeds” as used herein shall mean the cash proceeds received by the Issuer on account of a Qualified Equity Contribution less underwriting fees, discounts, costs and expenses incurred by the Issuer related to such Qualified Equity Contribution.

(b) The Issuer shall have the right at any time and from time to time, upon three (3) Business Days’ prior written notice to the Payee to prepay the indebtedness evidenced by this Note in whole or in part without premium or penalty but with accrued and unpaid interest to the date of prepayment on the amount prepaid.

(c) Upon any prepayment of any principal amount under this Note, such prepaid amounts shall be applied against the installment amounts of principal due on the next Payment Dates following such prepayment in direct order of maturity, starting with the first Payment Date following such prepayment, and Annex A shall. be adjusted as set forth below in this Section 1(c) and reissued by the Issuer to reflect such prepayment. Annex A shall be adjusted as follows: if the aggregate amount of prepaid principal together with the payment of accrued and unpaid interest to the date of

2

prepayment (the “Prepaid Amount”) is (i) equal to the aggregate amount of principal and interest due on the first Payment Date following such prepayment under Annex A in effect immediately prior to such prepayment (the “Total Scheduled Amount”), then the Total Scheduled Amount shall be reduced to zero and no payment shall be required on such Payment Date; (ii) in excess of the Total Scheduled Amount, then (x) the Total Scheduled Amount shall be reduced to zero and no payment shall be required on the first Payment Date following such prepayment, and (y) such excess amount shall reduce the aggregate amounts of principal and interest due on the following Payment Date and subsequent Payment Dates in direct order of maturity; or (iii) less than the Total Scheduled Amount, then the aggregate amount of principal and interest due on the first Payment Date following such prepayment shall be the difference between the Total Scheduled Amount and the Prepaid Amount.

2. Representations and Warranties of Issuer. The Issuer represents and warrants to the Payee that, as of the date hereof, (i) the Issuer is duly organized and validly existing in good standing under the laws of the jurisdiction of its organization, (ii) the Issuer has the limited liability company power and authority to execute, deliver and perform this Note, (iii) the Issuer has taken all necessary limited liability company action to authorize its execution, delivery, and performance of this Note and no consent, approval, or authorization of, or declaration or filing with, any governmental authority, and no consent of any other person, is required in connection with the Issuer’s execution, delivery, and performance of this Note, except for those already duly obtained, (iv) this Note has been duly executed and delivered by the Issuer, and constitutes the legal, valid and binding obligation of the Issuer, enforceable against it in accordance with its terms, and.(v) Issuer’s execution, delivery, and performance of this Note does not and will not conflict with, or constitute a violation or breach of, or constitute a default under, or result in the creation or imposition of any lien upon the property of the Issuer by reason of the terms of any contract, mortgage, lien, lease, agreement, indenture, or instrument to which Issuer is a party or which is binding upon it or its property, or any judgment, law, statute, rule or governmental regulation applicable to Issuer, or the organizational documents of the Issuer.

3. Representations and Warranties of Payee. The Payee represents and warrants to the Issuer that this Note will be acquired for investment for Payee’s own account, not as a nominee or agent, and not with a view to the resale or distribution of this Note or any interest herein, and the Payee has no present intention of selling, granting any participation in, or otherwise distributing the same. The Payee does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to any person with respect to this Note or any interest herein. The Payee acknowledges that any transfer of this Note or any interest herein is subject to the restrictions of Section 12 of this Note.

3

4. Events of Default and Remedies. If any one or more of the following events (“Events of Default”) shall occur and be continuing:

(a) The Issuer shall fail to pay any amount of principal or interest under this Note within ten (10) Business Days after such amount becomes due and payable under this Note; or

(b) The Issuer shall fail to comply with any other covenant, agreement or condition contained in this Note within thirty (30) days after receipt of written notice from Payee of such failure stating that the same is an Event of Default; or

(c) Any representation or warranty made by the Issuer to the Payee herein shall be inaccurate or incomplete in any material respect when made and shall remain untrue or incomplete in any material respect as of the 30th day after the date on which notice of such untrue or incomplete representation or warranty stating that the same is an Event of Default shall have been given by the Payee to the Issuer; or

(d) The Issuer shall generally not pay its debts as the same become due, or shall admit in writing its inability to pay such debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against it seeking to adjudicate it as a bankrupt or an insolvent, or seeking liquidation, winding up, reorganization arrangement, adjustment, protection, relief, or composition of its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property; and in the event of any proceeding being instituted against it, such proceeding shall remain undismissed or unstayed for a period of one hundred twenty (120) days or shall result in the entry of an order for relief, the appointment of a trustee or receiver or other adverse result to it or it shall take any action to authorized any of the actions set forth above;

then, and in any such event, the Payee may, by notice to the Issuer, declare all obligations of the Issuer hereunder (all such obligations, including, without limitation, principal and interest, collectively referred to herein as the “Obligations”) to be forthwith due and payable in full, whereupon the Obligations shall become and be forthwith due and payable in full, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Issuer. Following an Event of Default and the acceleration of the maturity date of the Obligations (whether automatically, by declaration or otherwise) and continuing (i) until such Event of Default is fully cured by the Issuer or waived by the Payee (in each case, in accordance with this Note) or (ii) until the Obligations are paid in full, the Issuer shall pay interest (the “Default Interest”) on the unpaid principal amount of this Note at a rate per annum equal to 13.4257%a (calculated on the basis of the actual number of days elapsed over a year of 365/366 days), and the Issuer agrees to pay all reasonable costs (including, without limitation, all reasonable attorneys’ fees and expenses) incurred by the Payee in connection with collection of the Obligations and enforcement of Payee’s rights under this Note, provided that the aggregate amount of such costs shall not exceed $100,000.00; and provided, further, that any claim giving rise to such costs shall have been successfully adjudicated. Following an Event of Default and the acceleration of the maturity date of the Obligations (whether automatically, by declaration or otherwise), the proceeds of any payment or collection under this Note, and any other cash received by the Payee in connection with this Note

4

shall be applied by the Payee first, to the payment of accrued and unpaid Default Interest; second, to the payment of accrued and unpaid regular interest at the rate set forth in the first paragraph of this Note; and finally, to the payment of the unpaid principal amount of this Note.

5. Amendments. No amendment or waiver of any provision of this Note, nor consent to any departure by the Issuer therefrom, shall be effective unless the same shall be in writing and signed by the Payee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

6. Waiver of Presentment. The Issuer hereby waives presentment for payment, demand, notice of dishonor, notice of intent to accelerate and protest of this Note.

7. Governing Law. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WITHIN SUCH STATE, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PRINCIPLES OR RULES.

8. Consent to Jurisdiction; Waiver of Venue Objection; Service of Process. WITHOUT LIMITING THE RIGHT OF THE PAYEE TO BRING ANY ACTION OR PROCEEDING AGAINST THE ISSUER OR AGAINST PROPERTY OF THE ISSUER ARISING OUT OF OR RELATING TO THIS NOTE (AN “ACTION”) IN THE COURTS OF OTHER JURISDICTIONS, THE ISSUER HEREBY IRREVOCABLY SUBMITS TO AND ACCEPTS THE NONEXCLUSIVE JURISDICTION OF ANY FEDERAL COURT SITTING IN THE STATE OF GEORGIA, AND THE ISSUER HEREBY IRREVOCABLY AGREES THAT ANY ACTION MAY BE HEARD AND DETERMINED IN SUCH FEDERAL COURT. THE ISSUER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT THAT IT MAY EFFECTIVELY DO SO, ANY DEFENSE OR OBJECTION (INCLUDING, WITHOUT LIMITATION, ANY DEFENSE OR OBJECTION TO VENUE BASED ON THE GROUNDS OF FORUM NONCONVENIENS) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE MAINTENANCE ANY ACTION IN ANY SUCH JURISDICTION. THE ISSUER HEREBY IRREVOCABLY AGREES THAT THE SUMMONS AND COMPLAINT OR ANY OTHER PROCESS IN ANY ACTION IN ANY JURISDICTION MAY BE SERVED BY MAILING (USING CERTIFIED OR REGISTERED MAIL, POSTAGE PREPAID) TO THE NOTICE ADDRESS FOR THE ISSUER SPECIFIED BELOW OR BY HAND DELIVERY TO A PERSON OF SUITABLE AGE AND DISCRETION AT SUCH ADDRESS. SUCH SERVICE WILL BE COMPLETE ON THE DATE SUCH PROCESS IS SO MAILED OR DELIVERED, AND THE ISSUER WILL HAVE THIRTY DAYS FROM SUCH COMPLETION OF SERVICE IN WHICH TO RESPOND IN THE MANNER PROVIDED BY LAW. THE ISSUER MAY ALSO BE SERVED IN ANY OTHER MANNER PERMITTED BY LAW, IN WHICH EVENT THE ISSUER’S TIME TO RESPOND SHALL BE THE TIME PROVIDED BY LAW.

5

9. Waiver of Jury. TO THE FULLEST EXTENT PERMITTED BY LAW, AND AS SEPARATELY BARGAINED-FOR CONSIDERATION TO THE PAYEE, THE ISSUER HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY (WHICH THE PAYEE ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATING TO THIS NOTE, THE OBLIGATIONS, OR THE PAYEE’S CONDUCT IN RESPECT OF ANY OF THE FOREGOING.

10. Miscellaneous. No failure on the part of the Payee to exercise, and no delay in exercising, any right under this Note shall operate as a waiver thereof; nor shall any partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

11. Maximum Interest. Notwithstanding the foregoing paragraphs and all other provisions of this Note, none of the terms and provisions of this Note shall ever be construed to create a contract to pay to the Payee, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be charged by the Payee to the Issuer under applicable state or federal law from time to time in effect, and the Issuer shall never be required to pay interest in excess of such maximum amount. If, for any reason interest is paid hereon in excess of such maximum amount, then promptly upon any determination that such excess has been paid the Payee will, at its option, either refund such excess to the Issuer or apply such excess to the principal owing hereunder.

12. Restriction on Transfer of Note. THE PAYEE SHALL NOT SELL, PLEDGE OR OTHERWISE TRANSFER THIS NOTE OR ANY OF ITS RIGHTS OR OBLIGATIONS HEREUNDER WITHOUT THE PRIOR WRITTEN CONSENT OF THE ISSUER WHICH CONSENT MAY BE GIVEN ONLY UPON A PRIOR APPROVAL BY THE HOLDERS OF MORE THAN 50% OF THE THEN OUTSTANDING EQUITY INTERESTS IN THE ISSUER EXCLUDING ANY EQUITY INTERESTS HELD DIRECTLY OR INDIRECTLY BY THE PAYEE, DANIEL M. BRYANT OR G. ALLAN BRYANT, OR ANY OF THEIR RESPECTIVE AFFILIATES.

13. Notices. Any notice required or permitted by this Note shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by a nationally-recognized delivery service (such as Federal Express or UPS) to the respective address set forth on the signature page hereof, or to such other address as any party may specify in writing from time to time to the other party.

14. Time of the Essence. Time is of the essence with respect to this Note and in the performance by the Issuer of its Obligations under this Note.

15. Entire Agreement. This Note constitutes the entire agreement of the parties relative to its subject matter, and shall not be waived, modified or supplemented, in whole or in part, except in a writing signed by the parties. If any provision of this Note is held invalid or unenforceable by any court of competent jurisdiction, the remaining provisions shall continue in full force and effect.

6

IN WITNESS WHEREOF, the Issuer has executed this Note as of the date first above written.

MADISON RIVER TELEPHONE COMPANY, LLC

By:	/s/ J. Stephen Vanderwoude
	Name:	J. Stephen Vanderwoude
	Title:	Chief Executive Officer

Notice Address:

Madison River Telephone Company, LLC
103 South Fifth Street
Mebane, North Carolina 27302
Attention: Chief Financial Officer
Telecopier: (919) 563-4993

with a copy to:

Madison River Telephone Company, LLC
103 South Fifth Street
Mebane, North Carolina 27302
Attention: General Counsel
Telecopier: (919) 563-4993

AGREED AND ACCEPTED:

THE MICHAEL E. BRYANT LIFE TRUST

By:	/s/ Daniel M. Bryant
Co-Trustee for Michael to E. Bryant

By:	/s/ G. Allan Bryant
Co-Trustee for Michael to E. Bryant

By:	/s/ Thomas J. Ratcliffe Jr.
Co-Trustee for Michael to E. Bryant

Notice Address:

The Michael E. Bryant Life Trust

c/o Mr. A. Kimbrough Davis
Kilpatrick Stockton LLP
1100 Peachtree Street
Suite 2800
Atlanta, GA 30309-4530

c/o Thomas J. Ratcliffe, Jr., Esq.
Ratcliffe, Smith & Grinstead, P.C.
103 North Main Street
P.O. Box 467
Hinesville, GA 31310-3125

c/o Larry R. Golden, CPA
Golden Associates
769 E. Oglethorpe Highway
P.O. Box 967
Hinesville, GA 31310-0967

ANNEX A

AMORTIZATION SCHEDULE

Payment Date	Beginning Balance	Interest Accrued	Amount of Payment (Principal)	Amount of Payment (Interest)	Ending Balance
April 1, 2002	0.00	0.00	0.00	0.00	6,666,666.67
December 31, 2002	6,666,666.67	421,668.46	0.00	0.00	7,088,335.13
December 31, 2003	7,088,335.13	597,240.05	607,255.81	597,240.05	6,481,079.32
December 31, 2004	6,481,079.32	546,074.65	658,421.20	546,074.65	5,822,658.12
December 31, 2005	5,822,658.12	490,598.22	713,897.63	490,598.22	5,108,760.48
December 31, 2006	5,108,760.48	430,447.53	774,048.32	430,447.53	4,334,712.16
December 31, 2007	4,334,712.16	365,228.74	839,264.11	365,228.74	3,495,445.05
December 31, 2008	3,495,445.05	294,514.82	1,359,981.03	294,514.82	2,135,464.02
December 31, 2009	2,135,464.02	179,927.25	1,024,568.61	179,927.25	1,110,895.41
December 31, 2010	1,110,895.41	93,600.43	1,110,895.41	93,600.43	0.00

Exhibit D

JOINDER

This is a JOINDER (this “Joinder”) dated as of April 10, 2002 to (i) the Amended and Restated Limited Liability Company Agreement, as amended, of Madison River Telephone Company, LLC (“MRTC”), by and among the original members thereto and each person subsequently admitted as a member of MRTC (the “MRTC Operating Agreement”), (ii) the Securityholders’ Agreement, made as of April 24, 1997, between MRTC and each of the securityholders from time to time a party thereto (the “Securityholders’ Agreement”), and (iii) the Registration Rights Agreement, made as of April 24, 1997, between MRTC and each of the persons from time to time a party thereto (the “Registration Rights Agreement”) by and among MRTC, Daniel M. Bryant (“D. Bryant”), G. Allan Bryant (“G. Bryant”) and The Michael E. Bryant Life Trust (the “Trust,” and together with D. Bryant and G. Bryant the “Bryant Shareholders”). Capitalized terms used but not defined herein shall have the meanings set forth in the MRTC Operating Agreement.

WHEREAS, the Bryant Shareholders have entered into that certain Exchange Agreement, dated as of April 5, 2002, pursuant to which, concurrently with the execution of this Joinder, the Bryant Shareholders each transferred (i) all of his/its Series B Stock and 40 shares each of his/its Series A Stock of Coastal Communications, Inc. (“CCI”) to MRTC for (x) those certain Term Note Nos. 1, 2 and 3 issued by MRTC (collectively, the “Term Notes”), each in the principal amount of $6,666,666.67 and (y) 18 million Class A Member Units in MRTC issued at $1 per unit and (ii) 10 shares of Series A Stock to CCI for $333,333.33 each;

WHEREAS, in connection with the issuance of the 6 million Class A Member Units in MRTC to each of the Bryant Shareholders, each of the Bryant Shareholders desires to become a member of MRTC, with all of the rights and obligations provided in the MRTC Operating Agreement, and a patty to the Securityholders’ Agreement and the Registration Rights Agreement with, in each case, all of the rights and obligations provided thereunder;

WHEREAS, the Board of Member Representatives (the “Board”) of MRTC has approved the admission of the Bryant Shareholders as Additional Members (as defined in the MRTC Operating Agreement) with Required Board Approval (as defined in the MRTC Operating Agreement) and has acknowledged that the conditions of Section 10.2 of the MRTC Operating Agreement have been satisfied;

WHEREAS, the Board has approved the admission of the Bryant Shareholders as parties to the Securityholders’ Agreement and the Registration Rights Agreement with Required Board Approval; and

WHEREAS, each of the Bryant Shareholders agrees to become a party to the MRTC Operating Agreement, the Securityholders’ Agreement and the Registration Rights Agreement in accordance with the terms hereof.

NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Joinder hereby agree as follows:

1. Agreement to be Bound. Upon execution of this Joinder:

(a) each of the Bryant Shareholders shall become a party to the MRTC Operating Agreement and shall be fully hound by, and subject to, all of the covenants, terms and conditions of the MRTC Operating Agreement (including, without limitation, the power of attorney granted in Section 14.1 of the MRTC Operating Agreement) as though an original party thereto and as an Additional Member thereunder; provided, however, that none of the Bryant Shareholders shall be required to make contributions to the capital of MRTC pursuant to Section 3.1 (b) of the MRTC Operating Agreement or, consequently, have the right, pursuant to Section 14.2 of the MRTC Operating Agreement, to purchase a Defaulting Unitholder’s Units; and further provided, that each of the Bryant Shareholders shall be deemed to have contributed $6 million in cash for Class A units issued pursuant to the Exchange Agreement for purposes of determining distributions and IRRs under Section 4.1 of the MRTC Operating Agreement; and

(b) each of the Bryant Shareholders shall become a party to the Securityholders’ Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Securityholders’ Agreement (including, without limitation, being deemed to have made the representations and warranties set forth in Section 10 of the Securityholders’ Agreement) as an additional party thereto and as a holder of Class A Securityholder Units thereunder. In addition, each of the Bryant Shareholders shall be treated the same as a Preemptive Rights Member pursuant to Section 6 of the Securityholders’ Agreement provided that they shall not be entitled to exercise such rights if each of the Preemptive Rights Members waives, or fails to exercise, its rights to purchase Units pursuant thereto; and

(c) each of the Bryant Shareholders shall become a patty to the Registration Rights Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Registration Rights Agreement as an Additional Party thereto.

2. Board Observation Rights. Subject to the application of the limitations set forth in Section 5.5(d) of the MRTC Operating Agreement, the Bryant Shareholders shall be entitled to send two representatives, who shall be reasonably acceptable to MRTC, to observe meetings of the Board of MRTC; provided that the representatives will not have any right to vote at the meeting; provided further that the representatives shall be bound by all confidentiality duties that apply to directors at such meetings, including, without limitation, the confidentiality provisions in Section 6.6(b) of the MRTC Operating Agreement.

2

3. Amendment to Securityholders Agreement. MRTC hereby represents and warrants that:

(a) a new third sentence of Section 7(a) of the Securityholders Agreement has been added as follows:

Further, if the Institutional Investor providing written notice pursuant to the first sentence of this Section 7(a) is the MDCP Group or the Goldman Group, then, within thirty days after the receipt of such written notice, each Bryant Shareholder may, by delivering written notice to the Board and all other Securityholders, cause the Company to Purchase on the Put Date each Class A Securityholder Unit owned by such Bryant Shareholder at the Put Price.

(b) the definition of Bryant Shareholders has been added to Section 8 of the Securityholders Agreement as follows:

“Bryant Shareholders” means Daniel M. Bryant, G. Allan Bryant and The Michael E. Bryant Life Trust, collectively as a group.

4. Assignment. This Joinder and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but except as otherwise provided for or permitted herein neither this Joinder nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto without the prior written consent of the other party.

5. Governing Law. This Joinder and the legal relations among the parties hereto shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its conflicts of law doctrine.

6. Counterparts. This Joinder may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

3

IN WITNESS WHEREOF, MRTC and the Bryant Shareholders have executed this Joinder effective as of the date and year first above written.

MADISON RIVER TELEPHONE COMPANY, LLC

By:	/s/ J. Stephen Vanderwoude

Name:	J. Stephen Vanderwoude
Title:	CEO

/s/ Daniel M. Bryant

/s/ G. Allan Bryant

THE MICHAEL E. BRYANT LIFE TRUST

By:	Daniel M. Bryant
Co-Trustee for Michael E. Bryant

By:	G. Allan Bryant
Co-Trustee for Michael E. Bryant

By:	Thomas J. Ratcliffe Jr.
Co-Trustee for Michael E. Bryant

4

Exhibit E

AMENDMENT NO. 1 TO

SHAREHOLDERS AGREEMENT

COASTAL COMMUNICATIONS, INC.

THIS AMENDMENT NO. 1 TO SHAREHOLDERS AGREEMENT (this “Amendment”) entered into effective this 10th day of April, 2002, by and among Coastal Communications, Inc., a Delaware corporation (the “Company”), and the persons indicated on Exhibit A hereto (individually a “Shareholder”) and collectively the “Shareholders”). Capitalized terms used but not defined herein shall have the meanings set forth in the Shareholders Agreement (as defined below).

RECITALS

WHEREAS, the Company and the Shareholders, other than Madison River Telephone Company, LLC (“MRTC”), have entered into that certain Shareholders Agreement, dated as of March 30, 2000 (the “Shareholders Agreement”);

WHEREAS, the Shareholders (other than Madison River LTD Funding Corp.) have entered into that certain Exchange Agreement, dated as of April 5, 2002, pursuant to which, concurrently with the execution of this Amendment, Daniel M. Bryant (“D. Bryant”), G. Allan Bryant (“G. Bryant”) and The Michael E. Bryant Life Trust (the “Trust”, and together with D. Bryant and G. Bryant, the “Bryant Shareholders”) each transferred (i) all of his/its Series B Stock and 40 shares each of his/its Series A Stock to MRTC for (x) those certain Term Note Nos. 1, 2 and 3 issued by MRTC, each in the principal amount of $6,666,666.67 and (y) 18 million Class A Member Units in MRTC issued at $1 per unit and (ii) 10 shares of Series A Stock to CCI for $333,333.33 each;

WHEREAS, the Shareholders and the Company wish to amend the Shareholders Agreement;

NOW, THEREFORE, in consideration of the premises, the mutual promises of the parties hereto and the mutual benefits to be gained by the performance thereof, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, for its successors and permitted assigns, and the Shareholders, for themselves, their heirs, personal representatives and permitted assigns, hereby agree as follows:

1. Exhibit A to the Shareholders Agreement is hereby amended and restated in its entirety as set forth on Exhibit A to this Amendment to reflect the issued and outstanding shares of Stock owned by the Shareholders as of the date of this Amendment.

2. Section 1.23 of the Shareholders Agreement is amended and restated in its entirety as follows:

1.23 [Reserved]

3. Section 3.06 of the Shareholders Agreement is amended and restated in its entirety as follows:

3.06 Series A Call Right. The Company may at any time require the Bryant Shareholders to sell their Series A Stock to the Company, in whole or in part, in redemption of such Series A Stock (a “Series A Call Right”) by the Company’s making payment to the Bryant Shareholders in the amount of $33,333.33 per share of Series A Stock so redeemed. A Series A Call Right shall be exercised by the Company’s giving written notice thereof to the Bryant Shareholders in accordance with the provisions of Section 6.02 and by making payment for such Series A Stock within 10 days of providing such notice.

4. Section 3.07 of the Shareholders Agreement is hereby amended and restated in its entirety as follows:

3.07 Series A Put Right.

(a) The Bryant Shareholders may require the Company to purchase their Series A Stock in accordance with the schedule set forth on Exhibit C (each, a “Series A Put Right”). A Series A Put Right shall be exercised by the Bryant Shareholders giving written notice thereof to the Company, with a copy to the Series C Shareholder, in accordance with the provisions of Section 6.02. Upon the exercise of a Series A Put Right, the Company shall redeem the applicable Series A Stock by making payment to the Bryant Shareholders in the amount of $33,333.33 per share of Series A Stock so redeemed within 10 days of receiving the written notice in connection therewith.

(b) A Series A Put Right may be exercised during a valid exercise period set forth in Exhibit C only by the majority consent of the Bryant Shareholders, and the exercise of a Series A Put Right under this Section 3.07(b) shall be binding on all Bryant Shareholders and permitted transferees under Section 3.01 of the Shareholders Agreement.

5. Section 3.08 of the Shareholders Agreement is hereby amended and restated in its entirety as follows:

3.08 [Reserved]

6. Section 6.17 of the Shareholders Agreement is hereby amended and restated in its entirety as follows:

6.17 [Reserved]

2

7. Exhibit B of the Shareholders Agreement is hereby deleted in its entirety.

8. This Amendment shall be subject to and shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

9. This Amendment may be executed in counterparts, each of which shall be deemed an original hereof but all of which together constitute one and the same instrument.

10. Except as expressly set forth herein, the Amendment shall not by implication or otherwise alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Shareholders Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

[The next page is the signature page.]

3

IN WITNESS WHEREOF, the Company and the Shareholders have executed this Amendment effective as of the date and year first above written.

COMPANY:

COASTAL COMMUNICATIONS, INC.

By:	/s/ J. Stephen Vanderwoude
Name:	J. Stephen Vanderwoude
Title:	CEO

SHAREHOLDERS:

MADISON RIVER LTD FUNDING CORP

By:	/s/ J. Stephen Vanderwoude
Name:	J. Stephen Vanderwoude
Title:	CEO

MADISON RIVER TELEPHONE COMPANY, LLC

By:	/s/ J. Stephen Vanderwoude
Name:	J. Stephen Vanderwoude
Title:	CEO

/s/ Daniel M. Bryant	(SEAL)
Daniel M. Bryant

/s/ G. Allan Bryant
G. Allan Bryant

THE MICHAEL E. BRYANT LIFE TRUST

By:	/s/ Daniel M. Bryant
Co-Trustee for Michael E. Bryant

4

By:	/s/ G. Allan Bryant, Co-Trustee for M. E. B.
Co-Trustee for Michael E. Bryant

By:	Thomas J. Ratcliffe, Jr.
Co-Trustee for Michael E. Bryant

5

Exhibit A

SHAREHOLDERS AGREEMENT

ISSUED AND OUTSTANDING CAPITAL STOCK

AS OF

April 10, 2002

Name of Shareholder	Address	Number of Shares	Series of Stock
Daniel M. Bryant	P.O. Box 280 Hinesville, Georgia 31310	50 Shares	Series A

G. Allan Bryant	P.O. Box 899 Allenhurst, Georgia 31301	50 Shares	Series A

The Michael E. Bryant Life Trust	C/o Thomas J. Ratcliffe, Jr. P.O. Box 469 Hinesville, Georgia 31310	50 Shares	Series A

Madison River Capital, LLC	103 South Fifth Street Mebane, NC 27302	2,700 Shares	Series C

Madison River Telephone Company, LLC	103 South Fifth Street Mebane, NC 27302	120 Shares 300 Shares	Series A Series B

Coastal Communications, Inc.	103 South Fifth Street Mebane, NC 27302	30 Shares Redeemed	Series A

Exhibit C

SERIES A PUT RIGHT SCHEDULE

Name of Shareholder	Number of Shares of Series A Stock
Daniel M. Bryant	10 shares - May 31, 2003
10 shares - June 30, 2004
10 shares - July 31, 2005
10 shares - August 31, 2006
10 shares - September 30, 2007
G. Allan Bryant	10 shares - May 31, 2003
10 shares - June 30, 2004
10 shares - July 31, 2005
10 shares - August 31, 2006
10 shares - September 30, 2007
The Michael E. Bryant Life Trust	10 shares - May 31, 2003
10 shares - June 30, 2004
10 shares - July 3 1, 2005
10 shares - August 31, 2006
10 shares - September 30, 2007